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                                                               Exhibit 23.1




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into Sterile Recoveries, Inc.'s previously filed Registration Statement No. 333-31911 on Form S-8.




                                                        ARTHUR ANDERSEN LLP


Cincinnati, Ohio
November 9, 1998